ASHMORE FUNDS

Supplement dated April 1, 2026 to the Prospectus of

Ashmore Emerging Markets Equity SMA Completion Fund

(formerly, Ashmore Emerging Markets Small-Cap Equity Fund),

Dated February 17, 2026

Disclosure Related to Ashmore Emerging Markets Equity SMA Completion

Fund (formerly, Ashmore Emerging Markets Small-Cap Equity Fund)

(the “Fund”)

This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus of Ashmore Emerging Markets Equity SMA Completion Fund, dated February 17, 2026.

The following changes are effective immediately:

1. The following is added to the end of the second paragraph in the sub-section entitled “Principal Investment Strategies” in the section “Summary Information About the Fund – Ashmore Emerging Markets Equity SMA Completion Fund (formerly, Ashmore Emerging Markets Small-Cap Equity Fund),” and corresponding changes are hereby made to the sub-section entitled “Principal Investment Strategies” in the section “Principal Investments and Strategies of the Fund”:

The Fund may invest a significant portion of its assets in the securities of companies in one or a few countries or regions, including South Korea.

2. The following is added as a new principal risk in the sub-section entitled “Principal Risks” in the section “Summary Information About the Fund – Ashmore Emerging Markets Equity SMA Completion Fund (formerly, Ashmore Emerging Markets Small-Cap Equity Fund),” and corresponding changes are hereby made to the sub-section entitled “Principal Risks” in the section “Principal Investments and Strategies of the Fund”:

South Korea Risk: Investments in South Korean issuers will subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Investors Should Retain This Supplement for Future Reference